AUGUST 5, 2024 Carlyle Reports Second Quarter 2024 Financial Results

Carlyle Reports Second Quarter 2024 Financial Results NEW YORK AND WASHINGTON – August 5, 2024 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the second quarter ended June 30, 2024. U.S. GAAP Results U.S. GAAP results for QTD and YTD Q2 2024 included income before provision for income taxes of $219 million and $340 million, respectively, and an income before provision for income tax margin of 20.5% and 19.3%, respectively. Dividend The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on August 16, 2024, payable on August 26, 2024. Conference Call Carlyle will host a conference call at 8:30 a.m. EDT on Monday, August 5, 2024, to discuss its second quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across its business and conducts its operations through three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $435 billion of assets under management as of June 30, 2024, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 people in 29 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group. “The first half of 2024 reflects strong momentum across our business, with activity accelerating with improved market sentiment. This momentum is reflected in our results, where we generated record Fee Related Earnings, record FRE margins, record assets under management, and strong fundraising for the first half of 2024. We have made significant progress compared to where we were just one year ago and as the environment continues to improve, Carlyle, and our stakeholders, are well- positioned to benefit.” HARVEY M. SCHWARTZ Chief Executive Officer

Statements contained in this press release that are not historical facts are based on current expectations, estimates, projections, opinions, and/or beliefs of Carlyle. Such statements involve known and unknown risks, uncertainties, and other factors, and undue reliance should not be placed thereon. Certain information contained in this press release constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “seek,” “expect,” “anticipate,” “forecast,” “project,” “estimate,” “intend,” “continue,” “target,” or “believe,” or the negative version of these words or other comparable words. Statements related to projected Assets Under Management (“AUM”), Distributable Earnings (“DE”), Fee Related Earnings (“FRE”), FRE Margin, fundraising, and fee revenue for future periods could be impacted by the level of investment performance, our ability to fundraise and the fees we can charge on such commitments, the pace and scale of capital deployment, which may not be consistent with historical levels, the pace and success of exit activity, changes in regulations and laws (including tax laws), our ability to scale existing businesses and wind-down underperforming businesses, our ability to manage expenses and retain key personnel, our ability to manage stock dilution, and our ability to charge and retain transaction fees. Forward-Looking Statements Even if we were to achieve our goals, there is no guarantee that such fundraising will translate into increased earnings and margins. There can be no assurance that Carlyle’s strategic goals will ultimately be realized, or if realized that they will have the effect of accelerating our growth or earnings. All projections assume benign market conditions. These statements are subject to risks, uncertainties, and assumptions, including those listed in this disclaimer and described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 22, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Brittany Berliner Kristen Greco Ashton Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4839 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com brittany.berliner@carlyle.com kristen.ashton@carlyle.com

Second Quarter 2024 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 5 • Fund management fees increased 5% in 2Q’24 from the comparable period in 2023 primarily driven by the impact of fundraising across our platform, particularly in our Global Investment Solutions products, as well as an increase in fees earned under the Fortitude strategic advisory services agreement, partially offset by the impact of step-downs in certain products in our Global Private Equity segment. In funds on which management fees are based on invested capital, the impact of capital deployment was largely offset by the impact of realizations. • Investment income, including performance allocations, in 2Q’24 primarily reflects the accrual of unrealized performance allocations driven by appreciation in our carry fund portfolio, while Investment loss, including performance allocations, in 2Q’23 reflects an investment loss of $104 million related to the dilution of our ownership in Fortitude as well as the reversal of unrealized performance allocations in certain carry funds. • Equity-based compensation increased in 2Q’24 from the comparable period in 2023, driven by awards granted in February 2024, including awards to certain senior Carlyle professionals that are subject to vesting based on the achievement of stock price performance conditions over a service period of three years. • Performance allocations and incentive fee related compensation in 2024 reflects the realignment of our employee compensation program, which became effective December 31, 2023 and increased the proportion of our accrued performance allocations used to compensate our employees. As a result of the realignment, we expect our cash-based compensation and benefits to decrease and performance allocations and incentive fee related compensation to increase in 2024. (Dollars in millions, except per share amounts) 2Q'23 2Q'24 YTD 2Q'23 YTD 2Q'24 REVENUES Fund management fees $ 507.8 $ 534.4 $ 1,008.6 $ 1,058.0 Incentive fees 21.0 31.3 40.8 57.5 Investment income (loss), including performance allocations (254.0) 286.3 (81.5) 202.4 Revenue from consolidated entities 137.1 165.6 259.0 330.5 All other revenues 50.2 52.1 94.2 109.7 Total Revenues 462.1 1,069.7 1,321.1 1,758.1 EXPENSES Cash-based compensation and benefits 270.6 206.3 530.8 428.2 Equity-based compensation 68.0 125.2 122.4 233.5 Performance allocations and incentive fee related compensation (92.2) 144.2 13.5 71.4 General, administrative and other expenses 168.5 187.9 327.7 335.6 Expenses from consolidated entities 102.1 152.1 195.8 276.7 Interest and other non-operating expenses 30.7 30.1 60.5 61.1 Total Expenses 547.7 845.8 1,250.7 1,406.5 Net investment income (loss) of consolidated funds 15.6 (5.1) 19.2 (12.1) Income (loss) before provision for income taxes1 (70.0) 218.8 89.6 339.5 Provision (benefit) for income taxes (7.3) 69.5 27.0 91.4 Net income (loss) (62.7) 149.3 62.6 248.1 Net income attributable to non-controlling interests 35.7 1.1 60.3 34.3 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ (98.4) $ 148.2 $ 2.3 $ 213.8 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ (0.27) $ 0.41 $ 0.01 $ 0.59 Diluted $ (0.27) $ 0.40 $ 0.01 $ 0.58 Income (loss) before provision for taxes margin2 (15.1) % 20.5% 6.8% 19.3 % Effective tax rate 10.4% 31.8% 30.1% 26.9 % Net performance revenues3 $ (154.6) $ 54.0 $ (99.5) $ (30.2) Carlyle Second Quarter 2024 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders was $148 million for Q2 2024, or $0.40 per share on a diluted basis See Notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 6 Financial Measures • Distributable Earnings (“DE”) of $343 million for Q2 2024 on a pre-tax basis, or $0.78 per common share on a post-tax basis, and $775 million, or $1.79 per common share YTD • Fee Related Earnings (“FRE”) of $273 million for Q2 2024 and $539 million YTD • Realized Net Performance Revenues of $56 million for Q2 2024 and $198 million YTD • Net Accrued Performance Revenues of $2.2 billion as of June 30, 2024 Assets Under Management • Total Assets Under Management: $435 billion, up 13% year-over-year • Fee-earning Assets Under Management: $307 billion, up 13% year-over-year • Perpetual Capital Fee-earning AUM: $90 billion, representing 29% of total Fee-earning AUM • Pending Fee-earning AUM: $18 billion, up 19% year-over-year • Available Capital for investment: $83 billion, up 15% year-over-year Key Metrics • Fundraising: $12.4 billion in Q2 2024 and $40.9 billion for the LTM • Invested Capital (carry funds): $4.0 billion in Q2 2024 and $20.2 billion for the LTM • Realized Proceeds (carry funds): $5.8 billion in Q2 2024 and $22.6 billion for the LTM • Carry Fund Appreciation: 1% in Q2 2024 and 7% for the LTM Capital Management • Declared a quarterly dividend of $0.35 per common share, payable to shareholders of record as of August 16, 2024 • Repurchased or withheld 4.1 million shares of common stock in Q2 2024, including shares withheld in the net share settlement of equity awards, totaling $178 million • As of June 30, 2024, $1.1 billion of repurchase capacity remained under our $1.4 billion repurchase authorization Carlyle Second Quarter 2024 Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 7 (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. (3) The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on August 16, 2024, payable on August 26, 2024. See Notes at the end of the document for our Dividend Policy. Carlyle Second Quarter 2024 Total Segment Operating Results (Dollars in millions, except per share amounts) 2Q'23 2Q'24 YTD 2Q'23 YTD 2Q'24 SEGMENT REVENUES Fund management fees $ 515.0 $ 525.5 $ 1,021.2 $ 1,041.1 Transaction and portfolio advisory fees, net and other 18.2 28.9 34.6 55.6 Fee related performance revenues1 73.2 33.1 102.0 62.2 Total segment fee revenues 606.4 587.5 1,157.8 1,158.9 Realized performance revenues 335.1 156.5 500.2 554.3 Realized principal investment income 22.1 26.6 45.9 60.3 Interest income 14.3 18.3 28.2 38.4 Total Segment Revenues $ 977.9 $ 788.9 $ 1,732.1 $ 1,811.9 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 288.7 $ 205.3 $ 549.3 $ 419.6 Realized performance revenues related compensation 160.0 100.8 255.6 356.6 Total compensation and benefits 448.7 306.1 804.9 776.2 General, administrative and other expenses 101.7 97.9 189.2 177.6 Depreciation and amortization expense 8.7 11.3 18.6 22.4 Interest expense 30.0 30.4 59.0 61.2 Total Segment Expenses $ 589.1 $ 445.7 $ 1,071.7 $ 1,037.4 Total Segment Revenues $ 977.9 $ 788.9 $ 1,732.1 $ 1,811.9 Total Segment Expenses 589.1 445.7 1,071.7 1,037.4 (=) Distributable Earnings $ 388.8 $ 343.2 $ 660.4 $ 774.5 (-) Realized Net Performance Revenues 175.1 55.7 244.6 197.7 (-) Realized Principal Investment Income 22.1 26.6 45.9 60.3 (+) Net Interest 15.7 12.1 30.8 22.8 (=) Fee Related Earnings $ 207.3 $ 273.0 $ 400.7 $ 539.3 After-tax Distributable Earnings per common share2 $ 0.88 $ 0.78 $ 1.51 $ 1.79 Dividend per common share3 $ 0.35 $ 0.35 $ 0.70 $ 0.70

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 8 • Distributable Earnings were $343 million in Q2 2024 and $775 million YTD • Realized Net Performance Revenues were $56 million in Q2 2024 and $198 million YTD • Realized Principal Investment Income was $27 million in Q2 2024 and $60 million YTD Distributable Earnings $834 $859 $539 $1,909 $1,431 $775 2022 2023 YTD 2Q'24 Quarterly Distributable Earnings in millions, except per share amounts Distributable Earnings in millions, except per share amounts $207 $205 $254 $266 $273 $389 $367 $403 $431 $343 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 n Fee Related Earnings n Realized Net Performance Revenues, Realized Principal Investment Income, and Net Interest DE per Share $0.88 $0.87 $0.86 $1.01 $0.78 $4.34 $3.24 $1.79

Fee Related Earnings

- **Fee Related Earnings** of $273 million in Q2 2024 increased 32% compared to $207 million in Q2 2023. Fee Related Earnings of $539 million YTD were 35% higher compared to $401 million in the prior YTD period
- **FRE margin**[1] of 46% in Q2 2024 increased from 34% in Q2 2023. FRE margin was 47% YTD

Quarterly FRE and FRE Margin

dollars in millions



$207
$205
$254
$266
$273
34%
37%
43%
47%
46%
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24

FRE and FRE Margin

dollars in millions



$834
$859
$539
37%
37%
47%
2022
2023
YTD 2Q'24

See notes at end of document.

CARLYLE | 9

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 10 Investment Performance • Carry fund appreciation was 1% across our investment portfolio in the second quarter, with appreciation of 7% on an LTM basis • Our Global Credit carry funds appreciated 3% during the quarter, reflecting solid performance across all of our Credit Opportunities funds, and our Infrastructure & Natural Resources funds continued their positive performance with 3% appreciation during the quarter • Our Global Investment Solutions funds depreciated (1)% during the quarter, as appreciation in our Co-investments strategy was more than offset by modest depreciation in our Secondaries & Portfolio Finance and Primary Investment strategies • Our business development companies and CTAC continue to deliver double-digit dividend yields of 10% at June 30, 2024 Totals may not sum due to rounding. LIQUID CREDIT Loan Level Return Average Annual Default Rate Fair Value of Investments ($ bn) 2Q'24 LTM 2Q'24 LTM 2Q'24 Last 3 Years* U.S. CLOs $39 2% 11% 0.3% 0.4% European CLOs $11 2% 11% 1.6% 1.4% CARRY FUNDS Appreciation (Depreciation) Fair Value of Investments ($ bn) 2Q'24 YTD 2Q'24 LTM 2Q'24 Total Carry Funds $198 1% 3% 7% Global Private Equity Corporate Private Equity $84 2% 3% 5% Real Estate $21 1% 3% 1% Infrastructure & Natural Resources $17 3% 5% 9% Global Credit $19 3% 5% 13% Global Investment Solutions $56 (1)% 4% 8% PRIVATE & OTHER CREDIT Fair Value of Investments ($ bn) Dividend Yield Business Development Companies $4 10% Carlyle Tactical Private Credit $4 10% * Last 3 Years Average Annual Default Rates exclude CBAM assets that defaulted prior to the March 2022 CBAM acquisition

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 11 • Net Accrued Performance Revenues1 were $2.2 billion as of Q2 2024, generally flat quarter-over-quarter, and down 9% from Q4 2023 primarily reflecting the impact of realizations • Realized Net Performance Revenues were $56 million in Q2 2024 and $198 million YTD – Q2 2024 Realized Net Performance Revenues were primarily driven by exit activity in our first international energy fund and our sixth U.S. buyout fund $2,379 $2,181 $2,176 $2,176 $198 $5 4Q’23 Realized Net Performance Revenues Net Performance Revenues & Other 2Q’24 Performance Revenues 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'23 2Q'24 YTD 2Q'24 Global Private Equity3 $ 1,778 $ 1,508 $ 188 Corporate Private Equity 1,169 932 127 Real Estate 158 148 8 Infrastructure & Natural Resources 452 428 53 Global Credit 118 156 3 Global Investment Solutions 483 512 7 Total $ 2,379 $ 2,176 $ 198 See notes at end of document. Totals may not sum due to rounding. Net Accrued Performance Revenues dollars in millions See notes at end of document. Totals may not sum due to rounding. $5

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 12 $270 $79 $86 $163 $164 $152 $190 $70 $81 $385 $435 2Q’23 2Q’24 Total Assets Under Management Total Assets Under Management1 of $435 billion at June 30, 2024 increased 2% from the prior quarter as Q2 2024 inflows and appreciation were partially offset by realizations and outflows. Total Assets Under Management was up 13% from one year ago $435BN Total AUM See notes at end of document. Totals may not sum due to rounding. n Carry Funds n Fortitude n Credit & Other (non-carry funds)3 Total AUM by Segment in billions Total AUM by Product Type in billions Available Capital2 $72 billion $83 billion n GPE n GC n GIS YoY Change 13% 14% 25% 1%

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 13 Performance Fee Eligible AUM4 of $223 billion was up 3% quarter-over-quarter as new performance fee eligible capital raised, notably in our real estate funds and AlpInvest Secondaries strategy, was partially offset by realizations primarily in our GPE segment. Performance Fee Eligible AUM was up 5% from $213 billion one year ago $102 $18 $42 $162 Performance Fee-Generating Fair Value Eligible Fair Value not yet Generating Performance Fees GPE GC GIS Total Performance Fee Eligible Assets Under Management $141 $24 $58 $223BN Performance Fee Eligible AUM See notes at end of document. Totals may not sum due to rounding. $70 $13 $41 $124 Performance Fee Eligible Fair Value in billions Performance Fee Eligible AUM in billions In-Carry Ratio5 76% down from 84% one year ago n GPE n GC n GIS

Fee-earning Assets Under Management

Fee-earning Assets Under Management[6] of $307 billion at June 30, 2024 were up 1% from the prior quarter due to capital deployment in Global Credit, the activation of fees in our sixth Asia Buyout fund, and fee-paying capital raised in our AlpInvest funds, which was partially offset by outflows in our Global Private Equity and Global Credit segments. Fee-earning Assets Under Management were up 13% from one year ago

FEAUM by Segment

in billions


YoY Change
$271
$38
$126
$107
$307
$48
$155
$104
13%
26%
23%
(3)%
2Q'23
2Q'24
GPE
GC
GIS

	2Q'23	2Q'24
Pending FEAUM[7]	*$15 billion*	*$18 billion*

Perpetual FEAUM[8]

in billions, 29% of Total FEAUM


$73
$90BN
$29 billion increase year-over-year
$7
$4
$6
Real Estate
Fortitude
Direct Lending
Other

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 14

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 15 Key Metrics Activity • Fundraising was $12.4 billion in Q2 2024, driven by commitments raised in Real Estate, the closing of four new CLOs, and additional capital raised for our AlpInvest Secondaries & Portfolio Finance strategy. Fundraising of $40.9 billion for the LTM increased 64% compared to the prior LTM period • Invested Capital in carry funds was $4.0 billion in Q2 2024, led by investment activity in our AlpInvest Secondaries and Co-Investment strategies as well as our Opportunistic Credit and Real Estate funds. Invested Capital of $20.2 billion for the LTM decreased 22% compared to the prior LTM period • Realized Proceeds from carry funds were $5.8 billion in Q2 2024, driven by realizations in our Infrastructure & Natural Resources, U.S. Buyout, and Opportunistic Credit funds. Realized Proceeds of $22.6 billion for the LTM decreased 22% compared to the prior LTM period FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 2Q'24 YTD 2Q'24 LTM 2Q'24 2Q'24 YTD 2Q'24 LTM 2Q'24 2Q'24 YTD 2Q'24 LTM 2Q'24 Total $12.4 $17.7 $40.9 $4.0 $9.0 $20.2 $5.8 $11.8 $22.6 Global Private Equity1 $5.2 $6.7 $11.2 $1.2 $2.8 $7.7 $3.7 $7.0 $14.2 Corporate Private Equity $1.4 $2.5 $5.4 $0.3 $1.4 $3.7 $2.0 $4.0 $6.6 Real Estate $3.4 $3.6 $4.1 $0.6 $0.9 $2.9 $0.3 $0.5 $1.1 Infrastructure & Natural Resources $0.4 $0.5 $1.7 $0.3 $0.5 $1.0 $1.4 $2.5 $6.5 Global Credit $5.0 $6.5 $18.1 $1.0 $1.7 $3.6 $1.0 $1.7 $2.8 Global Investment Solutions $2.3 $4.6 $11.7 $1.7 $4.5 $9.0 $1.1 $3.1 $5.6 See Notes at end of document. Totals may not sum due to rounding.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 17 Global Private Equity • Total AUM was $164 billion as of June 30, 2024, up 3% from the prior quarter as Q2 2024 Fundraising of $5.2 billion and portfolio appreciation more than offset realizations. Fundraising in Q2 2024 was primarily driven by our Real Estate strategy. Total AUM increased 1% from the prior year, including LTM Fundraising of $11.2 billion • Invested Capital was $1.2 billion in Q2 2024 and $7.7 billion for the LTM. Q2 2024 activity was largely driven by our Real Estate strategy as well as broad-based follow-on activity • Realized Proceeds totaled $3.7 billion in Q2 2024 and $14.2 billion for the LTM. Notable Q2 2024 realization activity included Assala Energy (CIEP I / CSSAF), Jagex (CP VII / CETP IV), and Rede D’Or São Luiz S.A. (CP VI) $108 $31 $25 $164BN Total AUM (Dollars in millions) 2Q'23 2Q'24 YTD 2Q'23 YTD 2Q'24 Fund management fees $ 330.2 $ 305.2 $ 657.1 $ 609.8 Transaction and portfolio advisory fees, net and other 5.3 3.8 10.7 10.9 Fee related performance revenues 52.8 3.2 62.4 6.9 Fee Revenues $ 388.3 $ 312.2 $ 730.2 $ 627.6 Cash-based compensation and benefits 173.6 103.9 322.3 213.2 General, administration and other indirect expenses 59.1 50.2 116.2 88.8 Depreciation and amortization expense 5.9 6.5 12.6 12.9 Operating Expenses $ 238.6 $ 160.6 $ 451.1 $ 314.9 (=) Fee Related Earnings $ 149.7 $ 151.6 $ 279.1 $ 312.7 (+) Realized Performance Revenues 313.7 129.7 412.7 503.5 (-) Realized Performance Revenues Related Compensation 144.6 81.4 190.9 315.7 Realized Net Performance Revenues 169.1 48.3 221.8 187.8 (+) Realized Principal Investment Income (Loss) 13.2 6.8 25.1 25.7 (-) Net Interest 11.3 7.6 22.5 14.0 (=) Distributable Earnings $ 320.7 $ 199.1 $ 503.5 $ 512.2 See notes at end of document. Totals may not sum due to rounding. $123BN Fair Value $41BN Available Capital 3% Publicly Traded 47% Aged 4+ Years1 n Corporate Private Equity n Infrastructure & Natural Resourcesn Real Estate

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 18 Global Credit • Total AUM was $190 billion as of June 30, 2024, up 2% quarter-over- quarter, as Fundraising of $5.0 billion more than offset outflows. Fundraising activity during the quarter included the closing of four new CLOs, capital raised in our third credit opportunities fund, and subscriptions in CTAC. Total AUM increased 25% from one year ago, including $18.1 billion of Fundraising for the LTM • Invested Capital in traditional carry funds was $1.0 billion in Q2 2024 and $3.6 billion for the LTM. Liquid Credit issued four new CLOs for $2.0 billion during Q2 2024 and eight new CLOs for $3.7 billion LTM. Direct Lending had gross originations of $1.1 billion in Q2 2024 and $2.9 billion LTM • Realized Proceeds in traditional carry funds totaled $1.0 billion in Q2 2024 and $2.8 billion for the LTM (Dollars in millions) 2Q'23 2Q'24 YTD 2Q'23 YTD 2Q'24 Fund management fees $ 126.9 $ 140.8 $ 249.5 $ 277.7 Transaction and portfolio advisory fees, net and other 12.9 25.0 23.9 44.6 Fee related performance revenues 19.6 28.0 38.0 52.2 Fee Revenues $ 159.4 $ 193.8 $ 311.4 $ 374.5 Cash-based compensation and benefits 84.6 74.0 165.0 150.8 General, administration and other indirect expenses 25.6 35.3 47.3 64.9 Depreciation and amortization expense 1.7 3.2 3.7 6.3 Operating Expenses $ 111.9 $ 112.5 $ 216.0 $ 222.0 (=) Fee Related Earnings $ 47.5 $ 81.3 $ 95.4 $ 152.5 (+) Realized Performance Revenues 5.6 6.9 33.3 7.5 (-) Realized Performance Revenues Related Compensation 2.7 4.3 15.4 4.6 Realized Net Performance Revenues 2.9 2.6 17.9 2.9 (+) Realized Principal Investment Income (Loss) 8.2 19.2 17.2 33.0 (-) Net Interest 3.2 3.3 6.2 6.5 (=) Distributable Earnings $ 55.4 $ 99.8 $ 124.3 $ 181.9 $52 $27 $18 $79 $13 $190BN Total AUM See Notes at end of document. Totals may not sum due to rounding. $173BN Fair Value $17BN Available Capital n Liquid Credit n Fortitude2 n Real Assets Credit n Platform Initiatives n Private Credit

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 19 Global Investment Solutions • Total AUM was $81 billion as of June 30, 2024, a 1% increase quarter-over- quarter, as Fundraising of $2.3 billion in Q2 2024, particularly in our Secondaries & Portfolio Finance strategy, exceeded outflows and the impact of (1)% segment depreciation for the period. Total AUM increased 14% from one year ago, including $11.7 billion in Fundraising for the LTM • Invested Capital was $1.7 billion in Q2 2024 and $9.0 billion for the LTM. Invested Capital in Q2 2024 was driven primarily by our Secondaries & Portfolio Finance strategy • Realized Proceeds totaled $1.1 billion in Q2 2024 and $5.6 billion for the LTM. Realized Proceeds in Q2 2024 were driven largely by our Primary Investments and Secondaries & Portfolio Finance strategies • Net Accrued Performance Revenues reached $512 million as of Q2 2024, a 17% increase from $438 million as of Q2 2023 (Dollars in millions) 2Q'23 2Q'24 YTD 2Q'23 YTD 2Q'24 Fund management fees $ 57.9 $ 79.5 $ 114.6 $ 153.6 Transaction and portfolio advisory fees, net and other — 0.1 — 0.1 Fee related performance revenues 0.8 1.9 1.6 3.1 Fee Revenues $ 58.7 $ 81.5 $ 116.2 $ 156.8 Cash-based compensation and benefits 30.5 27.4 62.0 55.6 General, administration and other indirect expenses 17.0 12.4 25.7 23.9 Depreciation and amortization expense 1.1 1.6 2.3 3.2 Operating Expenses $ 48.6 $ 41.4 $ 90.0 $ 82.7 (=) Fee Related Earnings $ 10.1 $ 40.1 $ 26.2 $ 74.1 (+) Realized Performance Revenues 15.8 19.9 54.2 43.3 (-) Realized Performance Revenues Related Compensation 12.7 15.1 49.3 36.3 Realized Net Performance Revenues 3.1 4.8 4.9 7.0 (+) Realized Principal Investment Income (Loss) 0.7 0.6 3.6 1.6 (-) Net Interest 1.2 1.2 2.1 2.3 (=) Distributable Earnings $ 12.7 $ 44.3 $ 32.6 $ 80.4 $34 $22 $25 $81BN Total AUM See notes at end of document. Totals may not sum due to rounding. $56BN Fair Value $25BN Available Capital n Secondary n Primary & Other3 n Co-Investments

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 21 Note: Historical quarterly results by segment available in Q2 2024 financial supplement on Carlyle's investor relations website. (Dollars in millions, except per share amounts) 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 YTD 2Q'23 YTD 2Q'24 SEGMENT REVENUES Fund management fees $ 515.0 $ 518.1 $ 525.1 $ 515.6 $ 525.5 $ 1,021.2 $ 1,041.1 Transaction and portfolio advisory fees, net and other 18.2 11.2 34.6 26.7 28.9 34.6 55.6 Fee related performance revenues 73.2 23.4 35.6 29.1 33.1 102.0 62.2 Total segment fee revenues 606.4 552.7 595.3 571.4 587.5 1,157.8 1,158.9 Realized performance revenues 335.1 180.4 257.7 397.8 156.5 500.2 554.3 Realized principal investment income 22.1 23.4 19.5 33.7 26.6 45.9 60.3 Interest income 14.3 20.1 23.9 20.1 18.3 28.2 38.4 Total Segment Revenues $ 977.9 $ 776.6 $ 896.4 $ 1,023.0 $ 788.9 $ 1,732.1 $ 1,811.9 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 288.7 $ 256.0 $ 226.6 $ 214.3 $ 205.3 $ 549.3 $ 419.6 Realized performance revenues related compensation 160.0 30.4 121.3 255.8 100.8 255.6 356.6 Total compensation and benefits 448.7 286.4 347.9 470.1 306.1 804.9 776.2 General, administrative and other expenses 101.7 81.6 105.7 79.7 97.9 189.2 177.6 Depreciation and amortization expense 8.7 10.4 9.0 11.1 11.3 18.6 22.4 Interest expense 30.0 30.8 31.1 30.8 30.4 59.0 61.2 Total Segment Expenses $ 589.1 $ 409.2 $ 493.7 $ 591.7 $ 445.7 $ 1,071.7 $ 1,037.4 Total Segment Revenues 977.9 776.6 896.4 1,023.0 788.9 1,732.1 1,811.9 Total Segment Expenses 589.1 409.2 493.7 591.7 445.7 1,071.7 1,037.4 (=) Distributable Earnings $ 388.8 $ 367.4 $ 402.7 $ 431.3 $ 343.2 $ 660.4 $ 774.5 (-) Realized Net Performance Revenues 175.1 150.0 136.4 142.0 55.7 244.6 197.7 (-) Realized Principal Investment Income 22.1 23.4 19.5 33.7 26.6 45.9 60.3 (+) Net Interest 15.7 10.7 7.2 10.7 12.1 30.8 22.8 (=) Fee Related Earnings $ 207.3 $ 204.7 $ 254.0 $ 266.3 $ 273.0 $ 400.7 $ 539.3 After-tax Distributable Earnings, per common share $ 0.88 $ 0.87 $ 0.86 $ 1.01 $ 0.78 $ 1.51 $ 1.79 Dividend per common share $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.70 $ 0.70 Carlyle Second Quarter 2024 Total Segment Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 22 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders, including cash and equivalents, net accrued performance revenue and investments, net of debt obligations, totaled $4.0 billion at June 30, 2024 • Balance sheet cash totaled $0.9 billion as of June 30, 2024, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 6/30/2024 Cash, cash equivalents and corporate treasury investments $920.4 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $2,175.7 Investments attributable to Carlyle shareholders3 $2,709.4 Debt obligations4 $1,855.0 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of June 30, 2024 are net of $44 million in accrued giveback obligations and $4.0 billion in accrued performance allocations and incentive fee compensation. See page 34 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 34 for a reconciliation to U.S. GAAP. (4) Excludes approximately $380 million in carrying value of loans used to finance CLO investments and $506 million of lease liabilities. $(0.5) $(0.4) $(0.9) $2.4 $2.5 $2.7 $4.0 $2.4 $2.2 2022 2023 2Q'24 Balance Sheet Highlights in billions n Net Accrued Performance Revenues 2 n Investments 3 n Cash/Equivalents less Debt 4

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 23 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward in millions Three Months Ended June 30, 2024 Twelve Months Ended June 30, 2024 Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 159,190 $ 186,351 $ 79,924 $ 425,465 $ 162,802 $ 151,539 $ 70,450 $ 384,791 Inflows1 5,149 4,993 2,284 12,426 11,123 41,881 11,686 64,690 Outflows (including realizations)2 (2,225) (2,657) (1,147) (6,029) (14,073) (7,498) (6,313) (27,884) Market Activity & Other3 2,432 1,148 (233) 3,347 4,961 4,046 5,674 14,681 Foreign Exchange4 (320) (74) (195) (589) (587) (207) (864) (1,658) Balance, End of Period $ 164,226 $ 189,761 $ 80,633 $ 434,620 $ 164,226 $ 189,761 $ 80,633 $ 434,620 Fee-earning AUM Roll Forward in millions Three Months Ended June 30, 2024 Twelve Months Ended June 30, 2024 Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 104,024 $ 153,428 $ 46,773 $ 304,225 $ 107,079 $ 126,200 $ 38,120 $ 271,399 Inflows5 2,965 4,861 2,410 10,236 6,732 37,462 15,755 59,949 Outflows (including realizations)6 (3,254) (2,804) (1,084) (7,142) (9,418) (9,088) (6,134) (24,640) Market Activity & Other7 116 23 259 398 (280) 1,065 1,268 2,053 Foreign Exchange8 (189) (71) (112) (372) (451) (202) (763) (1,416) Balance, End of Period* $ 103,662 $ 155,437 $ 48,246 $ 307,345 $ 103,662 $ 155,437 $ 48,246 $ 307,345 See Notes at end of document. Totals may not sum due to rounding. *Fee-earning AUM balances as of June 30, 2024 exclude Pending Fee-earning AUM of $18 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 24 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of June 30, 2024 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of June 30, 2024 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,797 $ 7,836 53% $ 682 $ 9,162 1.3x NM NM $ 11 n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,740 96% $ 2,624 $ 22,883 1.4x 11% 8% $ 26 $ 2,187 1.0x Neg CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 24,665 $ 3,772 2.2x 18% 13% $ 135 $ 26,068 2.5x 22% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,103 $ 795 2.2x 18% 14% $ 56 $ 28,143 2.3x 20% CEP V (Oct 2018 / Sep 2024) € 6,416 € 5,544 86% € 1,446 € 6,158 1.4x 13% 8% $ 14 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,797 103% € 6,196 € 1,404 2.0x 17% 12% $ 86 € 6,255 2.1x 20% CEP III (Jul 2007 / Dec 2013) € 5,295 € 5,177 98% € 11,725 € 105 2.3x 19% 14% $ 8 € 11,658 2.3x 19% CAP VI (Jun 2024/Jun 2030) $ 1,934 $ — 0% $ — $ — n/a NM NM $ — n/a n/a n/a CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 6,204 95% $ 1,889 $ 6,675 1.4x 16% 8% $ 88 $ 944 1.9x 143% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,146 107% $ 7,747 $ 1,099 2.1x 18% 13% $ 72 $ 7,651 2.5x 24% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 180,016 70% ¥ 54,503 ¥ 257,519 1.7x 43% 26% $ 47 ¥ 50,811 3.5x 150% CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 217,875 ¥ 55,621 3.0x 25% 18% $ 22 ¥ 203,055 3.4x 27% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 963 96% $ 388 $ 1,760 2.2x 27% 19% $ 72 $ 783 6.3x 48% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,960 $ 570 2.7x 26% 20% $ 32 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,283 $ 472 37% $ — $ 531 1.1x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,364 98% $ 3,105 $ 1,959 2.1x 20% 15% $ 85 $ 3,083 2.9x 37% CETP V (Mar 2022 / Jun 2028) € 3,180 € 1,024 32% € — € 1,066 1.0x NM NM $ — n/a n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,190 88% € 1,007 € 1,635 2.2x 35% 25% $ 65 € 1,008 4.9x 82% CETP III (Jul 2014 / Jul 2019) € 657 € 607 92% € 1,285 € 785 3.4x 41% 29% $ 47 € 1,290 3.4x 46% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 40 $ 1,334 1.4x 16% 11% $ 13 n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,206 89% $ 1,491 $ 3,006 1.4x 6% 5% $ 30 $ 1,688 2.1x 16% CSABF (Dec 2009 / Dec 2016) $ 776 $ 773 100% $ 542 $ 245 1.0x —% Neg $ — $ 620 1.3x 1% All Other Active Funds & Vehicles(10) $ 21,514 n/a $ 18,680 $ 15,933 1.6x 18% 12% $ 22 $ 18,485 2.0x 27% Fully Realized Funds & Vehicles(11) (31) $ 30,752 n/a $ 73,973 $ 2 2.4x 28% 20% $ 2 $ 73,975 2.4x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 144,540 n/a $ 190,792 $ 83,621 1.9x 25% 17% $ 932 $ 188,818 2.3x 26% See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 25 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of June 30, 2024 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of June 30, 2024 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital(29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( Oct 2021 / Oct 2026 ) $ 7,987 $ 4,345 54% $ 65 $ 4,748 1.1x NM NM $ — $ 65 1.4x NM CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 5,220 95% $ 4,854 $ 4,140 1.7x 37% 22% $ 108 $ 4,911 2.1x 54% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,836 92% $ 4,919 $ 1,407 1.6x 17% 10% $ 33 $ 4,873 1.8x 22% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,170 93% $ 3,792 $ 149 1.8x 27% 18% $ 4 $ 3,711 1.9x 29% CPI (May 2016 / n/a) $ 7,621 $ 8,126 107% $ 2,700 $ 7,737 1.3x 13% 11% n/a* $ 1,595 1.7x 11% All Other Active Funds & Vehicles(14) $ 3,156 n/a $ 1,266 $ 2,949 1.3x 9% 7% $ 3 $ 901 1.7x 20% Fully Realized Funds & Vehicles(15) (31) $ 12,874 n/a $ 19,466 $ 11 1.5x 10% 6% $ — $ 19,477 1.5x 10% TOTAL REAL ESTATE(13) $ 39,726 n/a $ 37,062 $ 21,141 1.5x 12% 8% $ 148 $ 35,532 1.7x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 707 $ 1,000 1.7x 30% 13% $ 28 $ 644 2.7x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,432 97% $ 2,947 $ 1,652 1.9x 16% 9% $ 61 $ 3,426 2.3x 20% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,607 105% $ 1,484 $ 1,600 1.9x 16% 10% $ 87 $ 2,552 3.0x 26% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,863 85% $ 455 $ 2,502 1.6x 21% 12% $ 57 $ 312 1.7x 20% CRSEF II (Nov 2022 / Aug 2027) $ 1,187 $ 334 28% $ — $ 447 1.3x NM NM $ 3 n/a n/a n/a NGP XIII (Feb 2023 / Feb 2028) $ 1,981 $ 299 15% $ — $ 351 1.2x NM NM $ — n/a n/a n/a NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 3,134 73% $ 3,869 $ 2,658 2.1x 20% 16% $ 39 $ 3,578 3.5x 41% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 5,034 95% $ 6,252 $ 3,384 1.9x 14% 10% $ 135 $ 6,737 2.1x 23% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,423 $ 299 1.1x 3% Neg $ — $ 3,261 1.2x 5% All Other Active Funds & Vehicles(17) $ 4,954 n/a $ 3,835 $ 3,820 1.5x 14% 12% $ 19 $ 3,661 2.1x 19% Fully Realized Funds & Vehicles(18) (31) $ 1,190 n/a $ 1,435 $ — 1.2x 3% 1% $ — $ 1,435 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES(13) $ 25,206 n/a $ 24,406 $ 17,712 1.7x 12% 8% $ 428 $ 25,605 2.0x 15% Legacy Energy Funds(16) $ 16,741 n/a $ 24,035 $ 14 1.4x 12% 6% $ (1) $ 24,049 1.4x 12% See Notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI are excluded from Net Accrued Performance Revenues. These amounts will be reflected as fee related performance revenues when realized, and included in Fund level fee revenues in our segment results. There were no accrued fee related performance revenues for CPI as of June 30, 2024. **The IRR is incalculable, which occurs in instances when a distribution occurs prior to a Limited Partner capital contribution due to the use of fund-level credit facilities.

Global Credit Fund Performance (Carry Funds Only)

($ mn)

Fund (Fee Initiation Date / Stepdown Date)(28)	Committed Capital(29)	Cumulative Invested Capital(19)	Percent Invested	TOTAL INVESTMENTS As of June 30, 2024 Realized Value(2)	Remaining Fair Value(3)	MOIC (4)	Gross IRR (6)(12)	Net IRR (7)(12)	Net Accrued Carry/(Giveback)(8)
GLOBAL CREDIT CARRY FUNDS									
CCOF III (Feb 2023 / Jun 2028)	$ 2,273	$ 1,519	67%	$ 72	$ 1,602	1.1x	NM	NM	$ 3
CCOF II (Nov 2020 / Mar 2026)	$ 4,430	$ 5,333	120%	$ 1,871	$ 4,954	1.3x	15%	11%	$ 82
CCOF I (Nov 2017 / Sep 2022)	$ 2,373	$ 3,496	147%	$ 3,194	$ 1,669	1.4x	17%	12%	$ 30
CSP IV (Apr 2016 / Dec 2020)	$ 2,500	$ 2,500	100%	$ 1,249	$ 2,083	1.3x	10%	5%	$ —
CSP III (Dec 2011 / Aug 2015)	$ 703	$ 703	100%	$ 932	$ 25	1.4x	18%	8%	$ —
CEMOF II (Dec 2015 / Jun 2019)	$ 1,692	$ 1,713	101%	$ 1,854	$ 341	1.3x	7%	3%	$ —
SASOF III (Nov 2014 / n/a)	$ 833	$ 991	119%	$ 1,197	$ 63	1.3x	18%	10%	$ 5
All Other Active Funds & Vehicles(20)		$ 10,713	n/a	$ 2,607	$ 9,198	1.1x	7%	5%	$ 36
Fully Realized Funds & Vehicles(21) (31)		$ 6,625	n/a	$ 8,190	$ —	1.2x	9%	3%	$ —
TOTAL GLOBAL CREDIT CARRY FUNDS		**$ 33,593**	**n/a**	**$ 21,166**	**$ 19,935**	**1.2x**	**10%**	**6%**	**$ 156**

See Notes at end of document. Totals may not sum due to rounding.

CARLYLE | 26

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 27 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of June 30, 2024 GLOBAL INVESTMENT SOLUTIONS(22)(26) Vintage Year Fund Size Cumulative Invested Capital (1)(23) Realized Value (23) Remaining Fair Value(23) Total Fair Value(9)(23) MOIC(4) Gross IRR (12)(24) Net IRR (12)(27) Net Accrued Carry/(Giveback) (8)(30) Secondaries & Portfolio Finance ASF VIII 2024 $ 7,451 $ 1,772 $ 40 $ 2,312 $ 2,352 1.3x NM NM $ 20 ASF VII 2020 $ 6,769 $ 5,542 $ 1,163 $ 6,603 $ 7,765 1.4x 22% 17% $ 89 ASF VII - SMAs 2020 € 2,016 € 1,674 € 399 € 1,999 € 2,399 1.4x 21% 18% $ 32 ASF VI 2017 $ 3,333 $ 3,155 $ 2,967 $ 1,923 $ 4,890 1.5x 17% 13% $ 56 ASF VI - SMAs 2017 € 2,817 € 2,764 € 2,290 € 2,120 € 4,409 1.6x 15% 13% $ 46 ASF V 2012 $ 756 $ 654 $ 1,014 $ 177 $ 1,191 1.8x 18% 15% $ 7 ASF V - SMAs 2012 € 3,916 € 4,161 € 7,071 € 725 € 7,795 1.9x 21% 20% $ 14 SMAs 2009-2011 2010 € 1,859 € 2,039 € 3,479 € 72 € 3,551 1.7x 19% 18% $ — All Other Active Funds & Vehicles (25) Various $ 1,419 $ 539 $ 1,381 $ 1,920 1.4x 22% 20% $ 17 Fully Realized Funds & Vehicles Various € 4,335 € 7,117 € 31 € 7,147 1.6x 19% 18% $ — Co-Investments ACF IX 2023 $ 3,123 $ 668 $ 1 $ 687 $ 688 1.0x NM NM $ — ACF VIII 2021 $ 3,614 $ 3,229 $ 62 $ 3,910 $ 3,972 1.2x 11% 9% $ 22 ACF VIII - SMAs 2021 $ 1,069 $ 874 $ 36 $ 1,049 $ 1,084 1.2x 12% 10% $ 6 ACF VII 2017 $ 1,688 $ 1,618 $ 817 $ 2,328 $ 3,145 1.9x 17% 14% $ 55 ACF VII - SMAs 2017 € 1,452 € 1,449 € 607 € 2,021 € 2,628 1.8x 16% 14% $ 45 SMAs 2014-2016 2014 € 1,274 € 1,133 € 2,254 € 709 € 2,963 2.6x 25% 23% $ 11 SMAs 2012-2013 2012 € 1,124 € 1,078 € 2,814 € 246 € 3,060 2.8x 28% 26% $ 2 SMAs 2009-2010 2010 € 1,475 € 1,404 € 3,615 € 609 € 4,224 3.0x 23% 22% $ — Strategic SMAs Various $ 3,725 $ 1,230 $ 4,956 $ 6,186 1.7x 18% 17% $ 59 All Other Active Funds & Vehicles (25) Various € 495 € 598 € 150 € 749 1.5x 16% 14% $ 2 Fully Realized Funds & Vehicles Various € 5,848 € 10,045 € 1 € 10,046 1.7x 14% 12% $ — Primary Investments SMAs 2024-2026 2024 $ 1,186 $ 3 $ — $ 2 $ 2 0.8x NM NM $ — SMAs 2021-2023 2021 € 4,505 € 925 € 31 € 986 € 1,017 1.1x NM NM $ — SMAs 2018-2020 2018 $ 3,116 $ 2,147 $ 359 $ 2,588 $ 2,947 1.4x 15% 14% $ 2 SMAs 2015-2017 2015 € 2,501 € 2,500 € 2,309 € 2,552 € 4,862 1.9x 21% 20% $ 10 SMAs 2012-2014 2012 € 5,080 € 6,044 € 9,018 € 4,195 € 13,213 2.2x 18% 17% $ 15 SMAs 2009-2011 2009 € 4,877 € 5,834 € 10,493 € 2,151 € 12,644 2.2x 17% 17% $ 1 SMAs 2006-2008 2005 € 11,500 € 13,691 € 22,323 € 1,512 € 23,836 1.7x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 5,168 € 8,177 € 182 € 8,360 1.6x 10% 9% $ — All Other Active Funds & Vehicles (25) Various € 1,872 € 1,813 € 296 € 2,109 1.1x 2% 2% $ — Fully Realized Funds & Vehicles Various € 5,048 € 8,217 € 36 € 8,252 1.6x 12% 11% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 97,098 $ 118,248 $ 49,982 $ 168,229 1.7x 14% 13% $ 510 See Notes at end of document. Totals may not sum due to rounding. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 29 Reconciliation for Distributable Earnings Per Share (Unaudited) * See Notes at the end of the document for our Dividend Policy. ** Shares repurchased and retired exclude approximately 1.1 million shares withheld in the net share settlement of equity awards during the six months ended June 30, 2024. We include the associated tax withholding payments made by the Company in the total cost of shares repurchased and retired during the period and in calculating the remaining capacity under our repurchase authorization. In February 2024, the Board reset the Company’s total share repurchase authorization to $1.4 billion, effective February 6, 2024. As of June 30, 2024, approximately $1.1 billion of repurchase capacity remained under the program. *** Shares eligible for dividend include 3.0 million net common shares that were issued in August 2024 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of June 30, 2024 because they will participate in the dividend paid on common shares in August 2024. (in millions, except per share data) 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 388.8 $ 367.4 $ 402.7 $ 431.3 $ 343.2 Less: Estimated current corporate, foreign, state and local taxes1 68.9 52.1 92.2 66.3 64.6 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 319.9 $ 315.3 $ 310.5 $ 365.0 $ 278.6 Estimated DE effective tax rate2 17.7% 14.2% 22.9% 15.4% 18.8 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.88 $ 0.87 $ 0.86 $ 1.01 $ 0.78 Dividend per common share* $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 SHARE INFORMATION Shares issued during the period 0.1 2.1 0.6 0.8 0.6 Shares repurchased and retired during the period** (2.2) (1.3) — (2.9) (3.5) Total outstanding shares, end of period 360.0 360.7 361.3 359.3 356.4 Shares eligible for dividend*** 361.7 360.8 362.1 359.9 359.4 Total cost of shares repurchased and retired during the period** $ 60.0 $ 43.2 $ — $ 150.0 $ 178.3 See notes at end of document. Totals may not sum due to rounding. Our estimated DE effective tax rate was 18.8% for Q2 2024, reflecting the impact of tax deductions resulting from the vesting of restricted stock units, the amortization of intangible assets related to acquisitions, partially offset by the impact of state and foreign taxes

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 30 Reconciliation of GAAP to Total Segment Information (1) Effective December 31, 2023, we realigned our employee compensation program to increase the proportion of our performance allocations used to compensate our employees. Net realized performance and fee related performance revenues in 4Q’23 and FY 2023 include a one-time charge of $1.1 billion to unrealized performance allocations and incentive fee related compensation expense related to this compensation realignment. (2) In connection with the initial drawdown of the March 2022 capital raise from Fortitude, the Company’s indirect ownership of Fortitude decreased from 19.9% to 13.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $177 million in 2Q’22. In 2Q’23, the remaining capital was called by Fortitude and the Company’s indirect ownership further decreased to 10.5%. As a result of this dilution, the Company recorded an additional reduction in carrying value and corresponding loss of $104 million. These amounts are excluded from the total segment results. (3) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (4) Includes charges (credits) related to Carlyle corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operating performance. (Dollars in millions) 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 YTD 2Q'23 YTD 2Q'24 FY'22 FY'23 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ (70.0) $ 152.2 $ (842.7) $ 120.7 $ 218.8 $ 89.6 $ 339.5 $ 1,572.5 $ (600.9) Adjustments: Net unrealized performance and fee related performance revenues1 314.3 138.9 1,187.6 193.2 (15.2) 332.7 178.0 (183.7) 1,659.2 Unrealized principal investment (income) loss (30.4) (17.1) (17.6) (4.4) (48.1) (1.4) (52.5) 38.3 (36.1) Principal investment loss from dilution of indirect investment in Fortitude2 104.0 — — — — 104.0 — 176.9 104.0 Equity-based compensation3 70.7 67.3 65.0 111.0 127.4 127.8 238.4 161.9 260.1 Acquisition related charges, including amortization of intangibles and impairment 33.7 50.6 32.3 32.8 33.3 62.4 66.1 187.4 145.3 Tax (expense) benefit associated with certain foreign performance revenues (0.1) (0.2) (0.2) (1.0) (0.2) (0.6) (1.2) 3.0 (1.0) Net (income) loss attributable to non-controlling interests in consolidated entities (35.7) (29.7) (21.7) (33.2) (1.1) (60.3) (34.3) (59.7) (111.7) Other adjustments 4 2.3 5.4 — 12.2 28.3 6.2 40.5 12.4 11.6 DISTRIBUTABLE EARNINGS $ 388.8 $ 367.4 $ 402.7 $ 431.3 $ 343.2 $ 660.4 $ 774.5 $ 1,909.0 $ 1,430.5 Realized net performance revenues 175.1 150.0 136.4 142.0 55.7 244.6 197.7 998.5 531.0 Realized principal investment income 22.1 23.4 19.5 33.7 26.6 45.9 60.3 150.6 88.8 Net interest 15.7 10.7 7.2 10.7 12.1 30.8 22.8 74.5 48.7 FEE RELATED EARNINGS $ 207.3 $ 204.7 $ 254.0 $ 266.3 $ 273.0 $ 400.7 $ 539.3 $ 834.4 $ 859.4

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended June 30, 2023				
Revenues	$ 977.9	$ 137.1	$ (652.9)	$ 462.1 [2]
Expenses	$ 589.1	$ 116.3	$ (157.7)	$ 547.7 [2]
Other income (loss)	$ —	$ 15.6	$ —	$ 15.6 [3]
Distributable Earnings	$ 388.8	$ 36.4	$ (495.2)	$ (70.0) [4]
Three Months Ended September 30, 2023				
Revenues	$ 776.6	$ 152.7	$ (212.7)	$ 716.6 [2]
Expenses	$ 409.2	$ 111.2	$ 34.7	$ 555.1 [2]
Other income (loss)	$ —	$ (9.3)	$ —	$ (9.3) [3]
Distributable Earnings	$ 367.4	$ 32.2	$ (247.4)	$ 152.2 [4]
Three Months Ended December 31, 2023				
Revenues	$ 896.4	$ 158.4	$ (128.6)	$ 926.2 [2]
Expenses	$ 493.7	$ 135.6	$ 1,136.6	$ 1,765.9 [2]
Other income (loss)	$ —	$ (3.0)	$ —	$ (3.0) [3]
Distributable Earnings	$ 402.7	$ 19.8	$ (1,265.2)	$ (842.7) [4]
Three Months Ended March 31, 2024				
Revenues	$ 1,023.0	$ 164.9	$ (499.5)	$ 688.4 [2]
Expenses	$ 591.7	$ 139.5	$ (170.5)	$ 560.7 [2]
Other income (loss)	$ —	$ (7.0)	$ —	$ (7.0) [3]
Distributable Earnings	$ 431.3	$ 18.4	$ (329.0)	$ 120.7 [4]
Three Months Ended June 30, 2024				
Revenues	$ 788.9	$ 165.6	$ 115.2	$ 1,069.7 [2]
Expenses	$ 445.7	$ 164.5	$ 235.6	$ 845.8 [2]
Other income (loss)	$ —	$ (5.1)	$ —	$ (5.1) [3]
Distributable Earnings	$ 343.2	$ (4.0)	$ (120.4)	$ 218.8 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2022				
Revenues	$ 4,401.4	$ 311.0	$ (273.7)	$ 4,438.7 [2]
Expenses	$ 2,492.4	$ 255.3	$ 77.0	$ 2,824.7 [2]
Other income (loss)	$ —	$ (41.5)	$ —	$ (41.5) [3]
Distributable Earnings	$ 1,909.0	$ 14.2	$ (350.7)	$ 1,572.5 [4]
Year Ended December 31, 2023				
Revenues	$ 3,405.1	$ 570.1	$ (1,011.3)	$ 2,963.9 [2]
Expenses	$ 1,974.6	$ 460.3	$ 1,136.8	$ 3,571.7 [2]
Other income (loss)	$ —	$ 6.9	$ —	$ 6.9 [3]
Distributable Earnings	$ 1,430.5	$ 116.7	$ (2,148.1)	$ (600.9) [4]
Six Months Ended June 30, 2023				
Revenues	$ 1,732.1	$ 259.0	$ (670.0)	$ 1,321.1 [2]
Expenses	$ 1,071.7	$ 213.5	$ (34.5)	$ 1,250.7 [2]
Other income (loss)	$ —	$ 19.2	$ —	$ 19.2 [3]
Distributable Earnings	$ 660.4	$ 64.7	$ (635.5)	$ 89.6 [4]
Six Months Ended June 30, 2024				
Revenues	$ 1,811.9	$ 330.5	$ (384.3)	$ 1,758.1 [2]
Expenses	$ 1,037.4	$ 304.0	$ 65.1	$ 1,406.5 [2]
Other income (loss)	$ —	$ (12.1)	$ —	$ (12.1) [3]
Distributable Earnings	$ 774.5	$ 14.4	$ (449.4)	$ 339.5 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 33.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

CARLYLE | 31

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended June 30, 2023			
Performance revenues	$ (246.8)	$ 581.9	$ 335.1
Performance revenues related compensation expense	$ (92.2)	$ 252.2	$ 160.0
Net performance revenues	$ (154.6)	$ 329.7	$ 175.1
Principal investment income (loss)	$ (7.2)	$ 29.3	$ 22.1
Three Months Ended September 30, 2023			
Performance revenues	$ (118.3)	$ 298.7	$ 180.4
Performance revenues related compensation expense	$ (53.9)	$ 84.3	$ 30.4
Net performance revenues	$ (64.4)	$ 214.4	$ 150.0
Principal investment income (loss)	$ 100.6	$ (77.2)	$ 23.4
Three Months Ended December 31, 2023			
Performance revenues	$ 115.7	$ 142.0	$ 257.7
Performance revenues related compensation expense	$ 1,144.1	$ (1,022.8)	$ 121.3
Net performance revenues	$ (1,028.4)	$ 1,164.8	$ 136.4
Principal investment income (loss)	$ 28.3	$ (8.8)	$ 19.5
Three Months Ended March 31, 2024			
Performance revenues	$ (157.0)	$ 554.8	$ 397.8
Performance revenues related compensation expense	$ (72.8)	$ 328.6	$ 255.8
Net performance revenues	$ (84.2)	$ 226.2	$ 142.0
Principal investment income (loss)	$ 73.1	$ (39.4)	$ 33.7
Three Months Ended June 30, 2024			
Performance revenues	$ 198.2	$ (41.7)	$ 156.5
Performance revenues related compensation expense	$ 144.2	$ (43.4)	$ 100.8
Net performance revenues	$ 54.0	$ 1.7	$ 55.7
Principal investment income (loss)	$ 88.1	$ (61.5)	$ 26.6

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Year Ended December 31, 2022			
Performance revenues	$ 1,327.5	$ 653.2	$ 1,980.7
Performance revenues related compensation expense	$ 719.9	$ 262.3	$ 982.2
Net performance revenues	$ 607.6	$ 390.9	$ 998.5
Principal investment income (loss)	$ 570.5	$ (419.9)	$ 150.6
Year Ended December 31, 2023			
Performance revenues	$ (88.6)	$ 1,026.9	$ 938.3
Performance revenues related compensation expense	$ 1,103.7	$ (696.4)	$ 407.3
Net performance revenues	$ (1,192.3)	$ 1,723.3	$ 531.0
Principal investment income (loss)	$ 133.4	$ (44.6)	$ 88.8
Six Months Ended June 30, 2023			
Performance revenues	$ (86.0)	$ 586.2	$ 500.2
Performance revenues related compensation expense	$ 13.5	$ 242.1	$ 255.6
Net performance revenues	$ (99.5)	$ 344.1	$ 244.6
Principal investment income (loss)	$ 4.5	$ 41.4	$ 45.9
Six Months Ended June 30, 2024			
Performance revenues	$ 41.2	$ 513.1	$ 554.3
Performance revenues related compensation expense	$ 71.4	$ 285.2	$ 356.6
Net performance revenues	$ (30.2)	$ 227.9	$ 197.7
Principal investment income (loss)	$ 161.2	$ (100.9)	$ 60.3

See Notes at end of document.

CARLYLE | 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 33 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 YTD 2Q'23 YTD 2Q'24 FY'22 FY'23 REVENUE RECONCILING ITEMS Unrealized performance and fee related performance revenues $ (600.5) $ (229.2) $ (196.2) $ (521.6) $ 47.4 $ (621.2) $ (474.2) $ (142.5) $ (1,046.6) Unrealized principal investment income (loss) 30.4 17.1 17.6 4.4 48.1 1.4 52.5 (38.3) 36.1 Principal investment loss from dilution of indirect investment in Fortitude (104.0) — — — — (104.0) — (176.9) (104.0) Adjustments related to expenses associated with NGP Management and its affiliates (4.1) (3.5) (2.8) (3.2) (3.8) (7.5) (7.0) (12.9) (13.8) Tax expense (benefit) associated with certain foreign performance revenues — — — — — — — 0.1 — Non-controlling interests and other adjustments to present certain costs on a net basis 43.9 23.5 73.4 41.5 36.2 94.7 77.7 119.0 191.6 Elimination of revenues of Consolidated Funds (18.6) (20.6) (20.6) (20.6) (12.7) (33.4) (33.3) (22.2) (74.6) Total Revenue Reconciling Items $ (652.9) $ (212.7) $ (128.6) $ (499.5) $ 115.2 $ (670.0) $ (384.3) $ (273.7) $ (1,011.3) EXPENSE RECONCILING ITEMS Unrealized performance and fee related performance revenue compensation expense $ (286.2) $ (90.3) $ 991.4 $ (328.4) $ 32.2 $ (288.5) $ (296.2) $ (326.2) $ 612.6 Equity-based compensation 70.7 67.3 65.0 111.0 127.4 127.8 238.4 161.9 260.1 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 33.7 50.6 32.3 32.8 33.3 62.4 66.1 187.4 145.3 Tax (expense) benefit associated with certain foreign performance revenues related compensation (0.1) (0.2) (0.2) (1.0) (0.2) (0.6) (1.2) 2.9 (1.0) Non-controlling interests and other adjustments to present certain costs on a net basis 35.2 10.7 62.8 17.8 27.0 75.2 44.8 82.7 148.7 Other 2.3 5.4 — 12.2 28.3 6.2 40.5 12.4 11.6 Elimination of expenses of Consolidated Funds (13.3) (8.8) (14.7) (14.9) (12.4) (17.0) (27.3) (44.1) (40.5) Total Expense Reconciling Items $ (157.7) $ 34.7 $ 1,136.6 $ (170.5) $ 235.6 $ (34.5) $ 65.1 $ 77.0 $ 1,136.8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 34 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $380.2 million in CLO borrowings as of June 30, 2024, $363.0 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 06/30/24 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,931.2 Less: Amounts attributable to non-controlling interests in Consolidated Funds (260.0) Plus: Investments in Consolidated Funds, eliminated in consolidation 252.6 Less: Strategic equity method investments in NGP Management1 (370.8) Less: Investment in NGP general partners - accrued performance allocations1 (480.6) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 3,072.4 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (363.0) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,709.4 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 06/30/24 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 5,623.3 Plus: Accrued performance allocations from NGP Carry Funds3 480.6 Less: Accrued performance allocation-related expense (4,021.7) Plus: Receivable for giveback obligations from current and former employees 11.5 Less: Deferred taxes on certain foreign accrued performance allocations (25.0) Less: Net accrued performance allocations attributable to non-controlling interests in consolidated entities 7.9 Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in Consolidation 9.3 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 2,085.9 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 89.8 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 2,175.7

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 35 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 YTD 2Q'23 YTD 2Q'24 FY'22 FY’23 REVENUES Fund management fees $ 507.8 $ 502.6 $ 532.0 $ 523.6 $ 534.4 $ 1,008.6 $ 1,058.0 $ 2,030.1 $ 2,043.2 Incentive fees 21.0 21.1 31.8 26.2 31.3 40.8 57.5 63.7 93.7 Investment income Performance allocations (246.8) (118.3) 115.7 (157.0) 198.2 (86.0) 41.2 1,327.5 (88.6) Principal investment income (loss) (7.2) 100.6 28.3 73.1 88.1 4.5 161.2 570.5 133.4 Total investment income (loss) (254.0) (17.7) 144.0 (83.9) 286.3 (81.5) 202.4 1,898.0 44.8 Interest and other income 50.2 57.9 60.0 57.6 52.1 94.2 109.7 135.9 212.1 Interest and other income of Consolidated Funds 137.1 152.7 158.4 164.9 165.6 259.0 330.5 311.0 570.1 Total Revenues 462.1 716.6 926.2 688.4 1,069.7 1,321.1 1,758.1 4,438.7 2,963.9 EXPENSES Compensation and benefits Cash-based compensation and benefits 270.6 267.6 225.3 221.9 206.3 530.8 428.2 1,052.0 1,023.7 Equity-based compensation 68.0 64.4 62.3 108.3 125.2 122.4 233.5 154.0 249.1 Performance allocations and incentive fee related compensation (92.2) (53.9) 1,144.1 (72.8) 144.2 13.5 71.4 719.9 1,103.7 Total compensation and benefits 246.4 278.1 1,431.7 257.4 475.7 666.7 733.1 1,925.9 2,376.5 General, administrative and other expenses 168.5 143.0 181.4 147.7 187.9 327.7 335.6 575.8 652.1 Interest 30.7 31.4 32.0 30.8 30.4 60.4 61.2 110.4 123.8 Interest and other expenses of Consolidated Funds 102.1 102.5 120.8 124.6 152.1 195.8 276.7 211.6 419.1 Other non-operating expenses (income) — 0.1 — 0.2 (0.3) 0.1 (0.1) 1.0 0.2 Total Expenses 547.7 555.1 1,765.9 560.7 845.8 1,250.7 1,406.5 2,824.7 3,571.7 Net investment income (loss) of consolidated funds 15.6 (9.3) (3.0) (7.0) (5.1) 19.2 (12.1) (41.5) 6.9 Income (loss) before provision for income taxes (70.0) 152.2 (842.7) 120.7 218.8 89.6 339.5 1,572.5 (600.9) Provision (benefit) for income taxes (7.3) 41.2 (172.4) 21.9 69.5 27.0 91.4 287.8 (104.2) Net income (loss) (62.7) 111.0 (670.3) 98.8 149.3 62.6 248.1 1,284.7 (496.7) Net income (loss) attributable to non-controlling interests in consolidated entities 35.7 29.7 21.7 33.2 1.1 60.3 34.3 59.7 111.7 Net income (loss) attributable to The Carlyle Group Inc. $ (98.4) $ 81.3 $ (692.0) $ 65.6 $ 148.2 $ 2.3 $ 213.8 $ 1,225.0 $ (608.4) Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ (0.27) $ 0.23 $ (1.92) $ 0.18 $ 0.41 $ 0.01 $ 0.59 $ 3.39 $ (1.68) Diluted $ (0.27) $ 0.22 $ (1.92) $ 0.18 $ 0.40 $ 0.01 $ 0.58 $ 3.35 $ (1.68) Weighted-average common shares (in millions) Basic 361.3 360.6 360.8 360.9 358.3 362.1 359.6 361.3 361.4 Diluted 361.3 363.7 360.8 369.3 366.9 364.3 368.1 365.7 361.4 Income (loss) before provision for income taxes margin (15.1) % 21.2% (91.0) % 17.5% 20.5% 6.8% 19.3% 35.4% (20.3) %

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 36 As of June 30, 2024 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 914.8 $ — $ — $ 914.8 Cash and cash equivalents of Consolidated Funds — 1,047.5 — 1,047.5 Restricted cash 2.3 — — 2.3 Corporate treasury investments 5.6 — — 5.6 Investments, including performance allocations of $5,667.2 million 9,860.3 — (261.9) 9,598.4 Investments of Consolidated Funds — 8,428.4 — 8,428.4 Due from affiliates and other receivables, net 1,022.7 — (307.3) 715.4 Due from affiliates and other receivables of Consolidated Funds, net — 228.4 — 228.4 Fixed assets, net 167.5 — — 167.5 Lease right-of-use assets, net 354.0 — — 354.0 Deposits and other 71.6 1.8 — 73.4 Intangible assets, net 700.2 — — 700.2 Deferred tax assets 48.2 — — 48.2 Total assets $ 13,147.2 $ 9,706.1 $ (569.2) $ 22,284.1 LIABILITIES & EQUITY Debt obligations $ 2,235.2 $ — $ — $ 2,235.2 Loans payable of Consolidated Funds — 8,103.0 (301.9) 7,801.1 Accounts payable, accrued expenses and other liabilities 371.1 — — 371.1 Accrued compensation and benefits 4,328.0 — — 4,328.0 Due to affiliates 208.2 5.4 (0.1) 213.5 Deferred revenue 129.6 — — 129.6 Deferred tax liabilities 26.3 — — 26.3 Other liabilities of Consolidated Funds — 900.3 — 900.3 Lease liabilities 505.7 — — 505.7 Accrued giveback obligations 43.9 — — 43.9 Total liabilities 7,848.0 9,008.7 (302.0) 16,554.7 Total equity 5,299.2 697.4 (267.2) 5,729.4 Total liabilities and equity $ 13,147.2 $ 9,706.1 $ (569.2) $ 22,284.1 GAAP Balance Sheet (Unaudited)

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 37 Notes Dividend Policy Our dividend policy for our common stock is an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis), which commenced with the first quarter 2023 dividend paid in May 2023. Prior to the first quarter 2023 dividend, our dividend policy for our common stock was an annual rate of $1.30 per share of common stock ($0.325 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our amended and restated certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. A reconciliation of any forward-looking non-GAAP financial measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted. For the same reasons, Carlyle is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 30. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Effective December 31, 2023, we realigned of our employee compensation program, which increased the proportion of our accrued performance allocations used to compensate our employees. This led to a lower FRE compensation ratio, which is calculated as total segment cash- based compensation and benefits, divided by total segment fee revenues, and a higher realized performance revenue compensation ratio. Notes on Performance Revenues (Page 11) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with, our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 34. (2) Includes the change in performance revenue accrual from positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. See page 32 for a reconciliation of performance revenues to realized net performance revenues. (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 12-14) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (4) Performance Fee Eligible AUM represents the AUM of funds for which we are entitled to receive performance allocations, inclusive of the fair value of investments in those funds (which we refer to as “Performance Fee Eligible Fair Value”) and their Available Capital. Performance Fee Eligible Fair Value is “Performance Fee Generating” when the associated fund has achieved the specified investment returns required under the terms of the fund’s agreement and is accruing performance revenue as of the quarter-end reporting date. Funds whose performance allocations are treated as fee-related performance allocations are excluded from these metrics.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 38 Notes, continued Notes on Assets Under Management (Pages 12-14) (continued) (5) Beginning in Q4’23, the In-Carry Ratio represents Performance Fee-Generating Fair Value divided by Total Performance Fee Eligible Fair Value (as defined above). Prior to Q4’23, this metric represented the percentage of Fair Value of our Traditional Carry Funds (Global Private Equity and Global Credit) which was accruing performance revenue as of the quarter-end reporting date, and was inclusive of both (1) fair value of traditional carry funds which are not eligible to earn performance allocations, and (2) fair value of carry funds whose performance allocations are treated as fee-related performance allocations. The In-Carry Ratio as of Q2’23 as previously reported using the legacy calculation was 72%. (6) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (7) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (8) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) Carlyle Tactical Private Credit Fund (“CTAC”) and (e) our closed-end tender offer fund Carlyle AlpInvest Private Markets Fund (“CAPM”). Note on Key Metrics Activity (Page 15) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Segment Highlights (Pages 17-19) (1) Reflects the percentage of Fair Value in our GPE carry funds attributable to investments originated in Q2 2020 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (2) Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (3) Includes Mezzanine funds and CAPM. Notes on Total AUM and Fee-earning AUM Roll Forwards (Page 23) (1) Inflows generally reflects the impact of gross fundraising and closed reinsurance transactions at Fortitude during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies, changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement, and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, closed reinsurance transactions at Fortitude, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (6) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee- earning AUM. (7) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, activity of funds with fees based on gross asset value, and changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement. (8) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 39 Notes, continued Notes on Fund Performance Tables (Pages 24-27) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CEP II, CAGP IV, ABV 8, ABV 9 and ACCD 2. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CAP III, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III, CEOF I and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRP V, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II and CEREP III. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP ETP IV, CPOCP, and CRSEF. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP III and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CICF, CICF II, CAF, and CALF.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 40 Notes, continued Notes on Fund Performance Tables (Pages 24-27) (continued) (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CSP II, CEMOF I, CSC, CMP I, CMP II, SASOF II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets Fund; and (d) LP co-investment vehicles managed by AlpInvest. As of June 30, 2024, these excluded portfolios amounted to approximately $6.5 billion of AUM in the aggregate. (23) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (24) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. (25) Includes AlpInvest Atom Fund, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance portfolios, ASF VIII - SMAs, ACF IX - SMAs, and any state-focused investment mandate portfolios. (26) “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands forAlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. (27) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (28) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (29) All amounts shown represent total capital commitments as of June 30, 2024. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Capital Committed for CEMOF II reflects original committed capital of $2.8 billion, less $1.1 billion in commitments which were extinguished following a Key Person Event. (30) Net accrued carry excludes $2 million of net accrued carry as of June 30, 2024, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. (31) Funds are included when all investments have been realized. There may be remaining fair value and net accrued carry where there are outstanding escrow balances or undistributed proceeds. Notes on Reconciliation for Distributable Earnings per Share (Page 29) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operational performance. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Note on Reconciliation of GAAP to Total Segment Information (Page 32) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude.